TRINITY MARINE PRODUCTS, INC.

April 10, 2006

FEDERAL EXPRESS

Mr. Jack Lordo
M/G Transport Services, Inc.
7000 Midland Blvd.
Amelia, Ohio 45102

RE:	Addendum No. 2 to Vessel Construction Contract between M/GTransport Services, Inc. (M/GT) and Trinity Marine Products, Inc.(“TMP”) dated September 6, 2005 (“Contract”)

Dear Mr. Lordo:

        This letter is written confirmation of our verbal communication, wherein you advised TMP, Stephen Sheridan, of your intent to place an order for an additional Twenty (20) Barges (the “2007 Barges”) and attach these barges to the subject Contract. M/GT hereby affirms its Order for the 2007 Barges, as more specifically described herein and pursuant to the Contract and its Exhibits. The parties’ execution of this letter confirms that the delivery dates as noted on Exhibit A-1 herein, are mutually agreeable and that M/GT has accepted the Builder’s Price as outlined in Exhibit “A-1” per barge.

        All other terms and conditions of the Contract remain unchanged and in full force and effect.

        This Addendum No. 2 is submitted in duplicate. If it is an accurate reflection of our agreement for the 2007 Barges, please execute both copies and return one set for our files.

Very truly yours,

Stephen T. Sheridan
President
Dry Cargo Barge & Composites BU
Trinity Marine Products, Inc.

This letter and its attachment, Exhibit “A-1", are hereby accepted and approved as of the date of this letter noted above, and are hereby now part of the Contract:

Trinity Marine Products, Inc. By: /s/Stephen T. Sheridan —————————————— Mr. Stephen T. Sheridan President	M/G Transport Services, Inc. BY: /s/Mr. Jack Lordo —————————————— Mr. Jack Lordo President

EXHIBIT A-1

I.    Description of Vessel:

A.	The Vessels will be Twenty (20) Open Rake Hopper Barges, 195’ x 35’ x 13'-0".

B.	Hull Numbers will be assigned when production starts.

C.	The Vessel shall be built in accordance with the following Contract Documents:

1.	The Vessel Construction Contract dated September 6, 2005, as Amended by Addendum No. 1., dated October 13, 2005 and Addendum No. 2, dated April 10, 2006.

2.	Specifications dated February 27, 2006, Rev. 1, tag#75202.

3.	General Arrangement Dwg. 75202G, Rev. 2.

II.     Price and Payment Schedule:

A.	The contract price for each Vessel is Four Hundred Thirty-Six Thousand Eight Hundred Eighty Dollars ($436,880.00) plus any applicable steel surcharges for delivered steel per Vessel, subject to Article II as amended of the Vessel Construction Contract to which this Exhibit is attached.

B.	Payment in full by wire transfer upon delivery and acceptance of each Vessel at Builder’s shipyard.

III.     Place and Delivery:

          The Vessel shall be delivered F.O.B. Builder’s shipyard in Ridgely, TN.

IV.     Date of Delivery:

          The Dates of Delivery shall be Fourth Quarter, 2007.

Exhibit A-1
Addendum No. 2
April 10, 2006

V.	Notice:

            Notice to Purchaser shall be as follows:

M/G Transport Services, Inc. 7000 Midland Blvd. Amelia, Ohio 45102 Attention: Jack Lordo, M/GT President Tel: (513) 943-2607 Fax: (513) 943-4444

VI.     Parties Representatives:

        The parties representatives are:

A.	For Purchaser: Mr. Jack Lordo

B.	For Builder: Mr. Stephen T. Sheridan

EXHIBIT APPROVED BY:

Builder:            STS           (Initial)                                                    Purchaser:            JLL           (Initial)